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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 16, 2003

                             UNITED NATIONAL BANCORP
               (Exact name of registrant as specified in charter)

         New Jersey                   000-16931                22-2894827
(State or other jurisdiction   (Commission File Number)        IRS Employer
      of incorporation)                                   Identification Number)

  1130 Route 22 East, Bridgewater, New Jersey                  08807-0010
    (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (908) 429-2200




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Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit no.             Description
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   99.1       Press Release, dated July 16, 2003.
   99.2       Supplemental Information

Item 9. Regulation FD Disclosure

     In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under "Item 12. Results of Operations and Financial Condition," is instead furnished under "Item 9. Regulation FD Disclosure."

     On July 16, 2003, the Registrant issued a press release reporting its results for its second quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

     On July 16, 2003, the Registrant also made certain supplemental information available. A copy of the supplemental information is attached as Exhibit 99.2 to this report.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  UNITED NATIONAL BANCORP


Dated: July 15, 2003              By: /s/ Thomas C. Gregor
                                      ------------------------------------------
                                      Thomas C. Gregor, Chairman, President and
                                      Chief Executive Officer


Dated: July 15, 2003              By: /s/ Alfred J. Soles
                                      ------------------------------------------
                                      Alfred J. Soles, Senior Vice President and
                                      Chief Financial Officer


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                                INDEX TO EXHIBITS

EXHIBIT NO.             DESCRIPTION
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  99.1        Press Release dated July 16, 2003.
  99.2        Supplemental Information.